UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 11, 2016

Foundation Medicine, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36086	27-1316416
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
150 Second Street Cambridge, MA	02141
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (617) 418-2200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On January 11, 2016, Foundation Medicine, Inc. (the “Company”) issued a press release announcing its preliminary financial results for the quarter and year ended December 31, 2015. A copy of the press release is being furnished as Exhibit 99.1 to this Report on Form 8-K.

Item 7.01.  Other Events.

Michael Pellini, the Company’s Chief Executive Officer, will present at the 34th Annual J.P. Morgan Healthcare Conference on Wednesday, January 13, 2016 at 9:30 a.m. PST in San Francisco. The presentation will be webcast live through the Company’s website at investors.foundationmedicine.com. A copy of the presentation slide deck is being furnished as Exhibit 99.2 to this Report on Form 8-K.

Reference is made to, and there is hereby incorporated by reference into this Item 7.01, the information set forth above under “Item 2.02. Results of Operations and Financial Condition.” relating to the press release announcing preliminary financial results.

The information in this Report on Form 8-K and Exhibit 99.1 and 99.2 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release issued by Foundation Medicine, Inc. dated January 11, 2016, furnished hereto.
99.2	Presentation Slide Deck.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 11, 2016	FOUNDATION MEDICINE, INC.

	By:	/s/ Jason Ryan
Jason Ryan
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by Foundation Medicine, Inc. dated January 11, 2016, furnished hereto.
99.2	Presentation Slide Deck.